Exhibit 99.1
Investor Presentation September

Safe Harbor Some comments made in this presentation are “forward-looking” statements, as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are industry cyclicality and seasonality; fluctuations in customer demand; raw material pricing and supply; the financial condition of the Company’s raw material suppliers; competitive activity and pricing pressure; ability to make strategic acquisitions accretive to earnings; general economic conditions affecting the construction industry; current financial crisis and U.S. recession; changes in laws or regulations; the outcome of any legal proceedings that may be instituted against the Company; and ability to service or refinance our debt. Investors should refer to statements regularly filed by the Company with the Securities and Exchange Commission for a discussion of additional factors which could affect the Company’s operations and forward-looking statements made in this presentation. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.

Mission Statement It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty, form and function of structures in which people work, live, play, learn, worship and use for storage and protection.

Vision Statement It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions.

The Market

Nonresidential Market Segments

NCI’s Strategic Positioning Leading Market Positions • Leading market positions in all operating segments and Strong Brands • High quality, well respected stable of brands marketed through a broad network of builders and distributors • Large variety of products and services • Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end market applications and customer concentration Efficient Distribution Model • 32 manufacturing plants located throughout North America operated in an efficient “hub-and-spoke” network • Places manufacturing and distribution operations closer to our customers • Affiliated builder network and architectural relationships provide substantial and extended channels to market High Volume Producer with • Each segment uses same type of steel Flexible Cost Structure • Ability to receive contract pricing without long-term contracts • Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume Integrated Business Model Well • Vertically integrated producer enabling faster turnaround times — majority of orders Positioned for Growth are completed in 1 — 3 months • Positioned to capitalize on material conversion trends and green initiative • Actively pursuing market leading initiatives Motivated and Experienced • Significant operating expertise Management Team • Management averages 17 years of experience in the Metal Building Manufacturing industry • Proven ability to operate and grow the business and in the current downturn to execute cost reduction initiatives

Three Integrated Segments

SEGMENT	METAL COIL COATING	METAL COMPONENTS	ENGINEERED BUILDING SYSTEMS
Focus	Cleaning, treating & painting flat rolled metal coil substrates	Metal roof & wall systems, metal partitions, metal doors, etc.	Engineered building systems for low rise non-residential markets
Key Products			
Product Utilization	Used by manufacturers of metal components and engineered building systems (NCI's other segments used approximately 55% of production). Also sold to other manufacturers of painted metal goods, such as the appliance industry.	Roof and wall systems with specialized product lines such as insulated metal panels and standing seam roof panels for architectural and commercial/industrial applications, as well as traditional single-skin, thru-fastener panels primarily used for agricultural and residential facilities; secondary structural (purlins and girts), as well as ancillary accessories such as doors and trim.	Custom designed, engineered, ready for assembly primary structural framing, secondary structural members (purlins, girts) and metal roofs/walls.
NCI Companies	METAL COATERS METAL PREP	MBCI DBCI ABC METAL DEPOTS IPS	METALLIC MID-WEST A&S BUILDING SYSTEMS STAR BUILDINGS STEEL SYSTEMS MESCO HERITAGE BUILDING SYSTEMS Garco Building Systems ALL AMERICAN SYSTEMS Robertson STEELBUILDING.COM DESIGN • PRICE • BUY ONLINE Ceco Building Systems
FY2009 % of Total Revenue	5%	40%	55%
FY2009 % of Total EBITDA[1]	15%	53%	32%

[1]Segment EBITDA excludes Corporate Costs of $42.3 MM

8

Metal Coil Coating PRODUCTS MARKET SHARE Cleans, treats, coats and Heavy Gauge Hot Rolled Steel Coating Light Gauge Coil Coating paints flat-rolled metal coil substrates % Market % Market Est. Rank Share Est. Rank Share Slits and/or embosses NCI 1 42% Precoat Metals Division 1 18% coated coils Roll Coater, Inc. 2 14% Hanna Steel 2 30% NCI 3 12% Midwest Metal Coaters 3 12% CUSTOMERS Steelscape 4 9% SDI 4 10% MSC Prefinish Metals 5 7% Manufacturers of Others N/A 6% Others N/A 40% painted steel products: Total 100% Total 100% Metal Buildings Light Fixtures Source: 2009 NCI Estimates HVAC Water Heater Jackets Walk-in Coolers PERFORMANCE Revenue, EBITDA and EBITDA Margin % STATS No. of Customers: 154 2003 2004 2005 2006 2007 2008 2009 No. of Employees: 352 External Revenue 127 123 111 118 84 97 53 No. of Plants: 5 EBITDA 26 31 25 30 32 39 13 EBITDA Margin % 20.5 25.5 22.9 25.9 37.9 39.9 24.4 END USE Internal: 55% External: Construction 29% All Other 16% State as of close of 2009 unless otherwise noted

Metal Components PRODUCTS MARKET SHARE Pre-formed metal roof and wall systems Metal Components Insulated metal panels % Market Secondary structural members Est. Rank Share Flashings and accessories NCI 1 12% Roll-up doors and interior partition systems Fabral 2 7% Metal Sales 3 6% CUSTOMERS McElroy 4 5% Copper Sales/UNA Clad 5 5% Small, medium and large contractors Englert 6 4% Specialty roofers Others N/A 61% Engineered building fabricators Total 100% Distributors/lumberyards Source: 2008 NCI/Strategic Decisions Group End users STATS PERFORMANCE No. of Customers: 26,511 Revenue, EBITDA and EBITDA Margin % No. of Employees: 903 No. of Plants: 18 2003 2004 2005 2006 2007 2008 2009 External Revenue 473 548 567 671 562 600 389 END USE (FY 2009) EBITDA 55 83 86 102 58 92 46 Internal: 21% EBITDA Margin % 11.6 15.1 15.2 15.2 10.4 15.4 11.7 External: Commercial & Industrial 53% Ag & Res 23% Retail 3% State as of close of 2009 unless otherwise noted

Engineered Building Systems PRODUCTS MARKET SHARE SALES CHANNEL Custom engineered buildings Engineered Building Systems Self-storage mini-warehouses % Market Long Bay® System Est. Rank Share NCI 1 29% Butler/Varco 1 29% CUSTOMERS Nucor Building Systems 3 24% Others N/A 18% Builder network Total 100% Authorized Builders/Erectors General contractors Direct Sales Developers Source: 2009 MBMA Data & NCI Est. Custom fabrication customers Non-Affiliated Builders End users Resellers/Private Label PERFORMANCE STATS Revenue, EBITDA and EBITDA Margin % No. of Builders: 3,447 2003 2004 2005 2006 2007 2008 2009 No. of Employees: 2,031 No. of Plants: 9 External Revenue 297 414 452 782 980 1,066 523 EBITDA 24 40 54 83 130 124 28 END USE (FY 2009) EBITDA Margin % 8.1 9.8 11.9 10.7 13.3 11.6 5.4 Commercial & Industrial 60% Institutional 31% Agricultural 9% State as of close of 2009 unless otherwise noted

Architectural Billings Index Architectural Billings Index

Producer Price Index Producer Price Index Charts thru June 2010 Index reset to 2007 as base year.

# McGraw-Hill Construction Activity



Non-Residential Historical and Forecast Volume
McGraw-Hill
Millions of Square Feet
Linear Trend
McGraw-Hill
Million Square Feet
2,000
1,800
1,600
1,400
1,200
1,000
800
600
1,434
1,460
1,144
1,008
762
660
'67 '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15

14

Non-Residential Industrial Vacancy Rates Non-Residential Industrial Vacancy Rates vs. McGraw-Hill Source: REIS, Inc.

GDP vs. McGraw-Hill Non-Residential Square Footage Percentage Change Correlation 0.85

CRU North American Steel Price Index CRU North America Steel Price Index NCI The CRU North American Steel Price Index has been published by the CRU since 1994. It’s based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately one to two months. To better align with NCI’s fiscal year, the values shown are from October of each year. (1994 Index = 100)

Historical Performance and Steel Price Volatility CRU Index Adjusted EBITDA Adjusted Operating Income[a,b] Index Value in October Dollars in millions Dollars in millions 250.00 236 250 240.00 240 230.00 230 220.00 220 210.00 $201 210 200.00 200 190.00 190 180.00 180 170.00 $161 170 160.00 $154 160 150.00 152 150 140.00 140 130.00 130 120.00 120 110.00 $125 110 100.00 $84 100 90.00 90 80.00 73 80 70.00 82 70 60.00 60 50.00 $57 $45 50 40.00 40 30.00 30 20.00 20 10.00 $7 10 0.00 0 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 The CRU North American Steel Price Index has been published by the CRU since 1994. It’s based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately one to two months. To better align with NCI’s fiscal year, the values shown are from October of each year. (1994 Index = 100) [a] Before goodwill amortization for fiscal years 1999-2001 [b] Before goodwill and other intangible asset impairment, lower of cost or market charges, change in control charges, restructuring charges, asset impairment charges, environmental and other contingency adjustments and executive retirements for fiscal years 2008 and 2009. _ 18

Adjusted Operating Income and Adjusted EBITDA U.S. Nonresidential Activity Adjusted EBITDA Adjusted Operating Incomea, b Square feet in billions Dollars in millions Dollars in millions Dotted lines represent future projections Source: McGraw- Hill 2.00 250 1.95 240 1.90 1.87 230 1.85 220 1.80 $201 210 1.75 1.67 200 1.70 1.65 190 1.60 180 1.55 $161 170 1.50 $154 1.46 160 1.45 1.40 150 1.40 140 1.35 130 1.30 120 1.25 1.20 $125 110 1.15 100 1.10 90 1.05 80 1.00 $84 70 0.95 60 0.90 50 0.85 $57 $45 40 0.80 0.77 30 0.75 0.70 $7 20 0.65 10 0.60 0 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 [a] Before goodwill amortization for fiscal years 1999-2001 [b] Before goodwill and other intangible asset impairment, lower of cost or market charges, change in control charges, restructuring charges, asset impairment charges, environmental and other contingency adjustments and executive retirements for fiscal years 2008 and 2009.

NCI Overview

Historical Financial Perspective

($ in millions, FYE Oct.)	1999	2000	2001	2002	2003	2004	2005	2006 [1]	2007	2008 [2]	2009 [2]
			Last Non-Res Downturn							Current Non-Res Downturn	
Revenue	$ 937	$ 1,018	$ 955	$ 953	$ 898	$ 1,085	$ 1,130	$ 1,571	$ 1,625	$ 1,763	$ 965
% Growth	38.7%	8.7%	-6.2%	-0.2%	-5.8%	20.8%	4.2%	39.0%	3.4%	8.5%	-45.3%
COGS	$ 697	$ 762	$ 742	$ 741	$ 701	$ 823	$ 851	$ 1,187	$ 1,221	$ 1,319	$ 749
% of Revenue	74.4%	74.8%	77.7%	77.7%	78.0%	75.8%	75.3%	75.6%	75.2%	74.8%	77.6%
Gross Profit [3]	$ 240	$ 257	$ 213	$ 213	$ 198	$ 262	$ 279	$ 384	$ 404	$ 444	$ 216
% Margin	25.6%	25.2%	22.3%	22.3%	22.0%	24.2%	24.7%	24.4%	24.8%	25.2%	22.4%
ESG&A	$ 120	$ 131	$ 133	$ 141	$ 140	$ 165	$ 175	$ 246	$ 272	$ 285	$ 211
% of Revenue	12.8%	12.9%	14.0%	14.8%	15.6%	15.2%	15.5%	15.7%	16.7%	16.2%	21.9%
EBIT [3]	$ 120	$ 125	$ 80	$ 72	$ 57	$ 97	$ 104	$ 138	$ 132	$ 161	$ 7
% Margin	12.8%	12.3%	8.4%	7.6%	6.4%	8.9%	9.2%	8.8%	8.1%	9.1%	0.7%
Adjusted EBITDA	$ 146	$ 154	$ 105	$ 100	$ 84	$ 128	$ 138	$ 176	$ 176	$ 201	$ 45
% Margin	15.6%	15.1%	11.0%	10.5%	9.3%	11.8%	12.2%	11.2%	10.8%	11.4%	4.7%
Capex	$ 33	$ 29	$ 15	$ 9	$ 18	$ 9	$ 20	$ 27	$ 42	$ 25	$ 22
% of Revenue	3.6%	2.8%	1.6%	1.0%	2.0%	0.9%	1.7%	1.7%	2.6%	1.4%	2.3%

[1] RCC acquisition completed in April 2006. Results included from acquisition date.
[2] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
[3] Excludes special charges.

21

2009 Operational Restructuring Buildings Group • Reduced manufacturing facilities from 16 to 9 • Maintained customer touch points (sales/service) • Transitioned to a single leadership role for both RCC & NCI buildings groups • Manufacturing operations reorganized • Engineering and Drafting reorganized Components Group • Reduced manufacturing facilities from 22 to 18 • Maintained the necessary footprint to service external customers and provide support for the Buildings group’s needs

Employee Reduction 18 Month Employee Count 18 Month Headcount Trend 6,000 5,500 5,000 4,500 4,000 3,500 3,000 Sep 08 Oct 08 Nov 08 Dec 08 Jan 09 Feb 09 Mar 09 Apr 09 May 09 Jun 09 Jul 09 Aug 09 Sep 09 Oct 09 Nov 09 Dec 09 Jan 10 Feb 10

NCI Manufacturing Plants After Reductions Manufacturing Plants* Before MANUFACTURING PLANTS Coaters 5 Components 22 BEFORE AFTER Buildings 16 COATERS 5 5 43 COMPONENTS 22 18 *white shapes indicate closed BUILDINGS 16 9 TOTAL 43 32 *white shapes indicate closed facilities

Significant Cost Reductions Completed Cost Reduction Summary ($000’s) COST REDUCTION HEADCOUNT REDUCTION Fixed Direct Variable Total Cost % % Costs (1) Costs (2) Savings Reduction Number Reduction BY SEGMENT Buildings $88,205 $374,188 $462,393 48.2% 1,530 41.8% Components 23,016 152,532 175,548 33.9% 547 36.7% Coaters 2,321 29,326 31,647 46.8% 40 10.3% Corporate 7,703 5,319 13,022 20.2% 61 25.3% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% BY COST LINE ITEM Cost of Goods $71,250 $522,664 $593,914 44.8% 1,619 43.3% Engineering 19,004 3,573 22,577 41.9% 217 33.0% SG&A 30,991 35,128 66,119 28.6% 342 24.7% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% (1) Fixed cost reductions represent 30% of total 2008 fixed costs. (2) Direct variable costs include such items as Materials, Bonus, Commission, etc. that will vary based on NCI’s performance without any other action.

Strategy

2008 Five-Year Growth Strategy Corporate-Wide Initiatives Successfully capture share of growing Green building market Continue to identify and assess opportunistic acquisitions Enhance plant utilization through expanded use of Hub & Spoke Distribution model Continue to focus on leveraging Technology and Automation to be lowest cost producer Implement common MRP platform, Financial Shared Services model and Supply Chain automation and efficiencies to allow for more cost reductions across all divisions Coatings Division Diversify external customer base to substantially increase toll and package sales Continue to leverage efficiency improvements to be lowest cost producer Components Division Expand Insulated Panel product offering utilizing our new state-of-the-art manufacturing facility in Jackson, MS Expand Nu-Roof retrofit roofing program Buildings Division Enhance and share Engineering and Drafting technologies across all Building Brands Continue product rationalization across both Building Groups Expand capabilities to serve High Complexity building market Expand material sales by offering Furnish & Erect services to key customers when required As construction markets recover, expand low-cost Frame production Deploy web-based pricing software for small buildings to NCI’s Builder Networks

2010 and Beyond Large municipalities continue to adopt Cool Roof and/or LEED as permit requirements •Dallas, TX •Philadelphia, PA •Chicago, IL California 2008 Building Energy Efficiency standards adopted January 1st with low and steep slope cool roof requirements California Green Building Standards (CalGreen) requires an additional 15% energy reduction for state buildings ASHRAE 189.1 adoption has been slower than expected International Green Construction Code (IgCC) continues to be developed and our industry is heavily involved. •Scheduled to publish in early 2012. •Will likely have Cool Roof and Air Barrier requirements

NCI Green Benefits Metal construction products: Have 25%-35% post-consumer recycled content Are highly durable and have long life spans Are Virtually 100% recyclable Through the use of Cool Roof colors with improved solar reflectivity and emissivity values we are able to: Reduce the heat island effect, which increases environmental temperatures and exacerbates pollution Lower energy consumption in warmer climates Insulated Metal Panels provide higher R-Values per inch, insulation continuity, and a continuous air barrier, increasing energy efficiency. Using less energy: Decreases Green House Gas emissions Lowers operating costs Reduces dependence on foreign fuel Environmental Economic Health and Community

Regulatory Requirements

More stringent energy efficiency building codes are requiring better envelope performance.

R-Value Trends in ASHRAE 90.1



40
35
30
25
20
15
10
5
0
2004
2007
2008
Prop. 2010
Edition
Roof
Wall

The building envelope is being required to support many of the regulatory demands to increase energy efficiency for the complete building system.

Assembly Air Infiltration



Leakage Rate (CFM per sq. ft.)
0.045
0.04
0.035
0.03
0.025
0.02
0.015
0.01
0.005
0
Proposed ASHRAE Maximum
Insulated BattenLok®
BattenLok®
DoubleLok®

The reduction of air infiltration is the next major step in code requirements towards improving the energy efficiency of a building envelope.

NCI manufactures products that meet these requirements today.

R-Value Source: American Society of Heating Refrigeration, and Air Conditioning Engineers, Energy Standard for Buildings Except Low-Rise Residential Buildings, Versions as noted.
Note: These values are based on averages of all construction types, excluding mass walls and attics, of a representative climate zone (4).

Assembly Air Filtration Sources:
American Society of Heating Refrigeration, and Air Conditioning Engineers, Energy Standard for Buildings Except Low-Rise Residential Buildings, Addendum bf, First Public Review, June 2009.
MBCI Engineering technical Bulletin Nos. 202-01-00 and 175-01-97, Revised 02-27-2002..
Note: Air infiltration volumes are measured at reference pressures that sometimes don't match depending on the applicable standard. In order to compare values, infiltration rates shown have been normalized to ASHRAE's reference pressure of 1.57 psf. Actual data ran at the reference pressure will vary somewhat from this. NCI is an authorized reseller of Metl-Span panels.

30

Life Cycle Assessment

LCA Impacts for Various Types of Framing



Impact Level
More
Less
30
25
20
15
10
5
0
Reinforced Concrete
Glue-Laminated Wood
Conventional Structural Steel
Metal Building System
Primary Energy Consumption
Weighted Resource Use
Global Warming Potential
Acidification Potential
Human Health Respiratory Effects Potential
Eutrophication Potential
Ozone Depletion Potential
Smog Potential
ISO 14440 Impact Category

Source: Athena Institute EcoCalculator, Version 3.3 for low-rise construction in ASHRAE 90.1 Climate Zone 3, obtained from http://www.athenasmi.org/tools/ecoCalculator/downloadEcoCalculator.php
Note: Data shown is for framing (columns and beams) only. Data has been normalized to performance of Pre-Engineered Building System (Short Span) which will have a value of 1.0 for all impacts accordingly.

31

Building Integrated Photovoltaic Systems Solar photovoltaic systems are suitable to metal roofs, lowering the lifetime cost per watt. •Decreased installation expense •Roof and module life span compatibility •Lower risk due to the lack of roof penetrations Applied Thin Film Mechanically Attached Crystalline These systems can be sold in three ways depending on size and viability as a Power Purchase Agreement (PPA) project: •Predesigned kits •Custom designed systems •Turnkey PPAs through a partner

Insulated Panels: Product & Process Photos Exterior Metal Skin Polyisocyanurate Insulation Interior Metal Skin _ 33

Retrofit Roofing: Before & After BEFORE AFTER STRUCTURAL BUILD-UP _ 34

Efficient Distribution Model 32 manufacturing facilities across the United States and Mexico, with additional sales and distribution offices throughout the nation and Canada. Places manufacturing and distribution operations closer to our customers Faster and lower cost delivery Reduces the need for substantial labor, machinery and inventory investments at each facility Reduces the impact of regional economic cycles Manufacturing Plants NCI Metal Coil Coating NCI Metal C omponents NCI Engineered Building Systems

Transportation Management System (TMS)


Oracle Transportation Management Project
High Level Timeline
2010
2011
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Project Phase
Planning Phase
Phase IA Buildings – 3 locations
Phase IB Coaters
Phase II Buildings – 5 locations

- The system implementation will cost $1.7M. We expect to begin experiencing cost reductions in October 2010 on a location by location basis, increasing to 10% of total freight spend by the end of 2011.

36

Financial Data

NCI Performance vs. The Industry Outstanding Debt Adjusted EBITDA LTM NCI Sales NCI’s Capital Structure $1,890 $1,763 $1,755 $1,625 $1,620 $1,571 $1,485 $565 $1,350 $600 $1,215 $1,130 $$498 $497 $474 $1,085 millions) $1,018 millions) 474 $433 $417 $1,080 $937 $955 $953 $965 $450 $945 $865 $898 $368 $373 $810 $297 $675 $300 $249 $540 $217 $201 (in $176 $176 $150 (in $405 $146 $154 $138 $105 $100 $128 $270 $150 $84 $45 $135 $0 $0 1998 1999 2000408 2001 2002 2003 2004 2005 2006 2007 2008 2009 333 $ May Oct. Oct. Oct. Oct. Nov. Nov. Oct. Oct. Oct. Oct. Nov. Nov. 234 $1998 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 $ Overall Nonresidential Construction Spending $260 $240 $220 $200 $180 billions) $160 $140 (in $120 $100 $80 $60 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Source: FW Dodge

Seasonal Trends For Fiscal Q1 2004 through Q4 2009 SALES [in millions] Adjusted EBITDA [in millions] $509 $525 $499 $84.0 $500 $80.0 $463 $477 $475 $76.0 $434 $450 $72.0 $449 $416 $66.8 $425 $68.0 $61.6 $61.0 $400 $64.0 $59.7 $361 $360 $368 $375 $60.0 $350 $56.0 $319 $341 $296 $330 $53.9 $325 $52.0 $52.2 $47.2 $45.6 $293 $300 $48.0 $293 $255 $260 $275 $44.0 $245 $243 $42.5 $238 $40.0 $224 $250 $215 $251 $36.0 $225 $36.0 $35.8 $32.0 $200 $30.9 $34.3 $28.3 $175 $28.0 $28.4 $31.3 $30.7 $27.9 $21.4 $150 $24.0 $24.3 $125 $20.0 $20.9 $16.0 $18.5 $100 $12.0 $75 $8.0 $50 $4.0 $1.6 $25 $3.1 $0.0 $0 Q1 ‘04 Q2 ‘04 Q3 ‘04 Q4 ‘04 Q1 ‘05 Q2 ‘05 Q3 ‘05 Q4 ‘05 Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2 ‘07 Q3 ‘07 Q4 ‘07 Q1 ‘08* Q2 ‘08* Q3 ‘08* Q4 ‘08* Q1 ‘09* Q2 ‘09* Q3 ‘09* Q4 ‘09* *Sales amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

Historical Performance Adjusted Earnings (Loss) Per Diluted Share* Adjusted EBITDA * $201 $19.54 $176 $176 $16.41 $154 $146 $138 $13.89 $128 $ $11.70 $12.15 12.65 $11.78 $105 $100 $8.40 $84 $6.00 $5.03 $45 ( $2.83) 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 * Adjusted Earnings (Loss) per Diluted Share is a non-GAAP financial measure which is reconciled to * Adjusted EBITDA is defined in the Company’s credit facilities and is calculated within the Appendix. the most comparable GAAP financial measure as indicated in the Appendix. The Adjusted Earnings (Loss) per Diluted Share has been retrospectively adjusted for the Reverse Stock Split that occurred on March 5, 2010. $1,763 Sales $1,625 $1,571 $1,130 $1,085 $1,018 $965 $937 $955 $953 $898 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Operating Segment Results Fiscal Year 2008 vs. Fiscal Year 2009 Fiscal Year 2008 Fiscal Year 2009 THIRD PARTY SALES THIRD PARTY SALES $1,763 million $965 million Engineered Building Systems Metal Components Engineered Building Systems Metal Components 60% 34% 55% 40% Metal Coil Coating 6% Metal Coil Coating Fiscal Year 2008 Fiscal Year 2009 5% OP PROFIT OP PROFIT $220 million* $59 million* Metal Components Engineered Building Systems Engineered Building Systems 37% 49% 25% Metal Components 62% Metal Coil Coating 13% Metal Coil Coating 14% * Before corporate expenses, in addition see Appendix for the reconciliation of the non-GAAP financial measure to the GAAP financial measure.

Cash Flow

($ in thousands)

	2001	2002	2003	2004	2005	2006	2007	2008	2009
Operating Cash Flow									
Net Income (Loss)	16,535	(33,773)[a]	22,800	44,890	51,337	68,946	58,568	73,278	**(750,796)[b]**
Depreciation & Amortization	34,866	22,883	23,007	22,974	24,488	31,092	36,242	36,333	**33,531**
Other Non-cash items	6,357	67,943[a]	4,284	10,029	14,540	13,804	6,418	19,727	**759,597[b]**
Changes in Working Capital	22,156	659	19,177	(54,163)	27,902	7,672	36,397	(89,144)	**53,038**
Operating Cash Flow	79,914	57,712	69,268	23,730	118,267	121,514	137,625	40,194	**95,370**
Investing Cash Flow									
Acquisitions	(5,521)	- - -	(4,310)	- - -	(27,399)	(366,598)	(20,086)	- - -	**- - -**
Capital Expenditures	(15,026)	(9,175)	(17,912)	(9,327)	(19,524)	(27,056)	(42,041)	(24,803)	**(21,657)**
Other	6,028	7,312	3,891	3,316	1,118	308	5,764	6,113	**2,555**
Investing Cash Flow	(14,519)	(1,863)	(18,331)	(6,011)	(45,805)	(393,346)	(56,363)	(18,690)	**(19,102)**
Financing Cash Flow									
Debt Repayment	(49,380)	(195,200)	(48,550)	(243,750)	(23,700)	(78,511)	(91,447)	(26,529)	**(235,874)**
Debt Issuance	- - -	125,000	- - -	200,000	180,000	200,000	90,500	- - -	**- - -**
Convertible Preferred Stock	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	**250,000**
Refinancing Costs	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -	**(54,659)**
Stock Repurchases	(909)	(175)	(114)	- - -	(40,676)	(37,572)	(36,122)	(2,226)	**(451)**
Other	3,020	2,931	2,401	20,049	4,408	12,104	5,444	(1)	**(12,967)[c]**
Financing Cash Flow	(47,269)	(67,444)	(46,263)	(23,701)	120,032	96,021	(31,625)	(28,756)	**(53,951)**
Exchange rate changes	- - -	- - -	- - -	- - -	- - -	133	379	399	**(99)**
Net Increase (Decrease) in Cash	18,126	(11,595)	4,674	(5,982)	192,494	(175,678)	50,016	(6,853)	**22,218**

[a] Includes $65.1 million cumulative effect of change in accounting principle.
[b] Includes $622.6 million for goodwill and other intangible asset impairment, $97.6 million debt extinguishment charge, $40 million lower of cost or market charge, $11.2 million change of control charges, $9.1 million restructuring charges and $6.3 million asset impairment.
[c] Includes ($13.0) for restricted cash for cash collateralized letters of credit

42

Capitalization

Capitalization and Current Terms	Jul 27, 2008	Nov 2, 2008	Feb 1, 2009	May 3, 2009	Aug 2, 2009	Nov 1, 2009	Jan 31, 2010	May 2, 2010	**Aug. 1, 2010**
Cash	$ 40	$ 68	$ 91	$ 92	$ 105	$ 90	$ 78	$ 51	**$ 54**
$125 Million Revolver	$ -	$ -	$ -	$ -	$ -	n/a	n/a	n/a	n/a
$125 Million ABL Credit Facility	n/a	n/a	n/a	n/a	n/a	-	-	-	-
L+450, Due April 2014									
1% unused Commitment fee									
Amended and Restated Term Loan	293	293	293	293	293	150	150	150	136
L+600, 2% floor, Due April 2014, quarterly installments of 0.25%									
$180 Million 2.25% Convertible Notes	180	180	180	180	180	-	-	-	-
Industrial Revenue Bond	2	1	1	1	1	-	-	-	-
Total Debt	$ 475	$ 474	$ 474	$ 474	$ 474	$ 150	$ 150	$ 150	**$ 136**
Convertible Preferred stock	-	-	-	-	-	$ 223	$ 231	$ 239	**$ 248**
Liquidation value $250 million, conversion rate $1.2748									
Dividends payable in cash (8%) or PIK (12%)									
Call Put 2019									
Total Stockholders' Equity (Deficit)	$ 599	$ 624	$ 95	$ (24)	$ (18)	$ 50	$ 31	$ 18	**$ 7**
Net Debt	$ 435	$ 406	$ 383	$ 382	$ 369	$ 60	$ 72	$ 99	**$ 82**
Net Indebtedness	$ 435	$ 424	$ 424	$ 424	$ 424	$ 100	$ 100	$ 100	**$ 86**
Debt/LTM Adjusted EBITDA	2.4x	2.4x	2.8x	3.6x	5.4x	3.4x	3.7x	3.9x	5.0x
Net Indebtedness/LTM Adjusted EBITDA						2.2x	2.5x	2.6x	3.2x
Fixed Charge Coverage Ratio						2.0x	1.9x	2.0x	1.5x

Financial Maintenance Covenants:

Term Loan: Prior to October 2011, no financial maintenance covenants. Beginning in October 2011, maximum Net Indebtedness/Adjusted EBITDA of 5.0x, and then declining by steps to 3.5x by October 2013.

ABL: Available borrowing base is a function of eligible inventory and receivables. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge coverage ratio of 1x must be maintained.

43

Appendix

Reconciliation of Quarterly Adjusted EBITDA To Net Income (Loss)

($ in thousands)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1[a,b] 2008	Q2[a,b] 2008	Q3[a,b] 2008	Q4[a,b] 2008	Q1[a,b] 2009	Q2[a,b] 2009	Q3[a,b] 2009	Q4[a,b] 2009	Q1[a,b] 2010	Q2[b] 2010	Q3 2010	Trailing 12 mo.
Net Income (Loss)	10,453	6,511	21,328	25,437	6,100	13,466	30,494	23,218	(529,981)	(121,571)	2,607	(101,851)	(10,486)	(7,656)	(3,299)	(123,292)
Income Taxes	6,628	4,309	13,846	16,313	3,823	8,537	18,554	17,092	(34,861)	(16,382)	1,825	(7,495)	(5,779)	(5,536)	(221)	(19,031)
Interest Expense	7,168	7,305	7,199	6,419	8,522	7,748	7,463	7,761	6,623	6,168	6,487	9,578	4,507	4,670	4,392	23,147
Depreciation & Amortization	8,156	7,918	9,308	9,301	9,144	8,645	8,665	8,334	8,324	8,436	7,586	7,640	7,522	7,479	7,457	30,098
Stock-Based Compensation	1,860	2,288	2,262	2,200	2,871	3,442	1,563	1,628	1,372	1,177	1,241	1,045	801	1,403	1,374	4,623
Goodwill & Other Intangible Asset Impairment	---	---	---	---	---	---	---	---	517,628	104,936	---	---	---	---	---	---
Cash Restructuring Charges	---	---	---	---	226	640	43	150	2,479	3,796	1,213	1,564	524	829	551	3,468
Transaction Costs	---	---	---	---	---	---	---	---	---	629	401	107,718	174	---	---	107,892
Lower of Cost or Market Adjustment, Net	---	---	---	---	---	---	---	2,739	29,378	10,608	---	---	---	---	---	---
Asset Impairments (recovery)	---	---	---	---	---	---	---	157	623	5,295	26	347	1,029	(116)	(64)	1,196
Gain on Embedded Derivative	---	---	---	---	---	---	---	---	---	---	---	---	(919)	(4)	(7)	(930)
ADJUSTED EBITDA	34,265	28,331	53,943	59,670	30,686	42,478	66,782	61,079	1,585	3,092	21,386	18,546	(2,627)	1,069	10,183	27,171

[a] On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations

Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time.

45

Reconciliation of Annual Adjusted EBITDA To Net Income (Loss) b b 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 27,887 37,318 44,577 44,407 16,535 (33,773) a 22,800 44,890 51,337 68,946 58,568 73,278 Net Income (Loss) (750,796) Income Taxes 16,238 24,531 32,294 32,866 16,151 19,970 14,758 29,767 37,383 42,213 37,879 48,006 (56,913) Interest Expense 163 20,756 35,449 39,069 33,090 21,591 19,777 15,126 16,931 27,353 36,468 31,494 28,856 Depreciation & Amortization 7,876 17,818 28,542 33,487 34,866 22,883 23,007 22,974 24,488 30,292 34,697 34,788 31,986 401(k) Stock Contributions 1,604 2,219 4,144 3,677 3,491 3,581 3,229 5,080 3,849 — - - - — - — - — - -Stock-Based Compensation — - — - — - — - — - — - - - — - — - — - — 683 3,684 7,161 8,610 9,504 4,835 Goodwill & Other Intangible Asset — - — - — - — - — - — - — - — - - — - — - — - — - — - — - — - — - — - - 622,564 Impairment Cash Restructuring Charges — - — - — - — - — - — - — - — - - — - — - — - — - — - — - — - — - 1,059 9,052 Transaction Costs — - — - — - — - - — - — - — - — - — - — - — - — - — - - - — - — - — - — 108,748 Lower of Cost or Market Adjustment, Net — - — - — - - - — - — - — - — - — - — - — - — - — - - - — - — - — 2,739 39,986 Asset Impairment — - — - — - — - — - — - — - - — - — - — - — - — - — - — - — - — - 157 6,291 Non-Cash Real Estate Write Down, — - — - — - — - — - — - 1,330 391 - — - — - — - — - — - — - — - — - -Net of Tax Debt Refinancing — - — - — - 1,001 — - — - — - 808 — - — 9,879 — - - - — - — - — - — - — - — Cumulative Effects of Accounting Change, — - — - - - — - — - — - — - — 65,087 — - — - — - - — - — - — - — - — - — - — -Net of Tax ADJUSTED EBITDA a 53,768 102,642 146,007 153,506 105,463 100,147 83,962 128,399 137,672 175,965 176,222 201,025 44,609 [a] Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non- cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non- recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset- Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non- recurring charges. The Company is disclosing adjusted EBITDA, which is a non- GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. Note: Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.

Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

(in thousands)

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006 [b]	2007 [b]	2008 [b,c]	2009 [b,c]
Operating income (loss), GAAP basis	42,289	79,309	108,442	113,670	64,825	72,224	57,163	96,976	104,470	137,985	131,720	154,826	(683,420)
Goodwill and other intangible impairments	---	---	---	---	---	---	---	---	---	---	---	---	622,564
Goodwill amortization	---	---	11,208	11,468	12,232	---	---	---	---	---	---	---	---
Lower of cost or market charge	---	---	---	---	---	---	---	---	---	---	---	2,739	39,986
Change in control charges	---	---	---	---	---	---	---	---	---	---	---	---	11,168
Restructuring charges	---	---	---	---	2,815	---	---	---	---	---	---	1,059	9,052
Asset impairments	---	---	---	---	---	---	---	---	---	---	---	157	6,291
Executive retirement	---	---	---	---	---	---	---	---	---	---	---	2,852	---
Environmental and other contingency adjs.	---	---	---	---	---	---	---	---	---	---	---	---	1,115
Nonrecurring acquisition expense	---	2,060	---	---	---	---	---	---	---	---	---	---	---
Adjusted operating income (loss) (a)	42,289	81,369	119,650	125,138	79,872	72,224	57,163	96,976	104,470	137,985	131,720	161,633	6,756

(a) The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income.

(b) Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options."

(c) Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

47

2009 Recapitalization Capitalization Recapitalization Capitalization Aug 2, 2009 Oct 20, 2009 Nov 1, 2009 Cash $105 Replaced revolver with Cash $90 $125 million undrawn ABL facility. $125 Million Revolver (L+175) — $125 Million ABL Revolver (L+450) -Term Loan (L+150) 293 Term Loan (L+600, 2% floor) 150 $180 Million 2.25% Convertible Notes 180 Total Debt $150 Industrial Revenue Bond 1 Amended/Extended term Total Debt $474 loan and paid down $143 Net Debt $60 million. Net Debt $369 Convertible Preferred Stock $223 Stockholder’s Deficit $ (18) Stockholder’s Equity $50 Exchanged convertible notes for $90 million cash and Financial Covenants 14.0* million shares of Financial Covenants common stock. Net Indebtedness to Adjusted EBITDA Leverage Ratio Covenant: 4.0x Covenant Beginning in October 2011: 5.0x then quarterly step downs Sold $250 million convertible preferred stock. ABL Fixed Charge Coverage Covenant: Senior Leverage Ratio Covenant: 2.75x 1.0:1.0 required only when excess available borrowings are less than $15 million. On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-to-5. As such, we have retrospectively adjusted the shares of common stock.

Simplified Illustration of Diluted EPS (dollars and shares in millions, except per share amounts) (amounts are provided for illustration and are NOT historical or forward looking) WTD AVG. EXAMPLE A EXAMPLE B OWN. INT. LOSS EARNINGS Diluted EPS Numerator, Two Class Method Net income (loss) (GAAP) (100.0) 100.0 Deduct Convertible Preferred Stock dividend (7.5) (7.5) Deduct Convertible Preferred Stock accretion (0.5) (0.5) Deduct non-cash beneficial conversion feature charge (5.0) (5.0) Net income (loss) applicable to common shares (113.0) 87.0 Deduct earnings allocated to participating securities (1) Unvested restricted common stock 2% - 1.7 Convertible Preferred Stock 67% - 58.3 Net income (loss) allocated to common shares 31% (113.0) 27.0 Diluted EPS Denominator Two Class Method Weighted average common shares outstanding 19.5 19.5 Unvested restricted common stock (1.5) (1.5) Dilutive impact of stock options outstanding (2) — 1.0 Diluted w eighted average common shares outstanding 18.0 19.0 Diluted Earnings Per Share, Two Class Method (3) $(6.28) $1.42 (1) Earnings are allocated between those securities that have rights to participate in future dividend distributions based on their relative weighted average ownership interests. Losses are not allocated to participating securities because they are not contractually obligated to fund or otherwise share in those losses. (2) Example B assumes that stock options are dilutive after having applied the treasury stock method. (3) If using the “if converted” method resulted in lower diluted earnings per share than the two class method, the lower amount would generally be reported. However, given the Company’s capital structure, this is not likely to occur.

Convertible Preferred Stock Key Terms Regarding Dividend Payments Dividends may be paid in cash (8% annual rate) or in-kind (12% annual rate) at the Company’s option: • Dividend payment dates: March 15th, June 15th, September 15th and December 15th. • Credit facility restrictions: • Both our ABL Facility and Term Loan Credit Facility restrict our ability to pay cash dividends until the first quarter of fiscal 2011. • Thereafter, cash dividend payments are generally limited to 50% of the consolidated net income accumulated subsequent to August 2, 2009, subject to specified adjustments, less the sum of all previous distributions. • Dividend Elimination or “knock-out”: • The dividend rate becomes 0% permanently, if at any time after April 2012 the trading price of our common stock exceeds $12.75 (adjusted for stock splits, etc.) for 20 consecutive trading days. However, in the event of a default, as defined, certain penalty dividends may be required. Summary of Preferred and Common Stock Outstanding at Aug. 1, 2010: Number of Shares of Common Stock, if converted (millions) Series B Convertible Preferred Stock 43.0 Common Stock 18.3 Unvested Restricted Common Stock 1.3 Total Outstanding Shares, if converted 62.6 The liquidation preference of the Series B Convertible Preferred Stock, including accrued unpaid dividends, was $274.3 million

Simplified Beneficial Conversion Feature (BCF) Charge Illustration for Paid In-Kind Dividends

The following table illustrates a few selected dates out of a full quarter's calculation of the BCF charge on our Paid In-Kind Dividends:

(Dollars and shares in thousands, except per share information)

	Daily Dividend Accrual (1)	Conversion Price Per Share (2)	Closing Stock Price	BCF Amount Per Converted Common Share	Shares of Common Stock, if Converted	Total BCF Charge (Assuming stock price of $8 to $15) (3)
Day 1	$ 86.2	$ 6.374	$ 10.00	$ 3.626	13.5	$ 49.1
Day 2	86.2	6.374	5.00	-	13.5	-
Day 3	86.2	6.374	12.00	5.626	13.5	76.1
...						
Day 91	86.2	6.374	12.00	5.626	13.5	76.1
Total	$ 7,900.0				1,250.0	Est. $2,000 - $7,900

(1) The daily dividend amount is determined quarterly based on the underlying amount of convertible preferred stock outstanding. The daily dividend amount is accrued at an annual rate of 12% but if it is later paid in cash instead of in-kind, the excess 4% dividend and the related beneficial conversion feature charge would be eliminated in the period in which it is paid. The Company has the option to pay the dividends in cash at 8% or in-kind at 12%, subject to restrictions in the credit facilities for our term loan and ABL revolver. Further, if at any time after April 2012, our stock trades above $12.75 for 20 consecutive trading days, the underlying basic preferred stock dividends are permanently eliminated thereafter.

(2) The conversion price of $6.374 reflects the adjustment for the one-for-five reverse stock split that occurred in March 2010.

(3) The amount of the beneficial conversion feature charged in any quarter will be the sum of the daily BCF amounts calculated as illustrated above and will depend on the daily closing price of our stock in relation to the $6.374 conversion price. The charge is limited or "capped" at the underlying dividend amount. As an example, based on a daily stock price ranging between $8 and $15, the estimated quarterly charge would be $2 million to $7.9 million.

51

Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

For the Year Ended November 1, 2009

	Metal Coil Coating	Metal Components	Engineered Building Systems	Corporate	Consolidated
Operating income (loss), GAAP basis	$(99,658)	$(129,992)	$(389,184)	$(64,586)	$(683,420)
Goodwill and other intangible asset impairment	98,959	147,239	376,366	---	622,564
Lower of cost or market charge	8,102	17,152	14,732	---	39,986
Change in control charges	---	---	---	11,168	11,168
Restructuring charges	103	1,306	7,440	203	9,052
Asset impairment	---	714	4,368	1,209	6,291
Environmental and other contingency adjustments	---	---	1,115	---	1,115
"Adjusted" operating income (loss) [a]	$ 7,506	$ 36,419	$ 14,837	$(52,006)	$ 6,756

For the Year Ended November 2, 2008

	Metal Coil Coating	Metal Components	Engineered Building Systems	Corporate	Consolidated
Operating income (loss), GAAP basis	$29,354	$82,084	$104,863	$(61,475)	$154,826
Executive Retirement	---	---	---	2,852	2,852
Lower of cost or market charge	2,739	---	---	---	2,739
Restructuring charges	---	972	60	27	1,059
Asset impairment	---	---	157	---	157
"Adjusted" operating income (loss) [a]	$32,093	$83,056	$105,080	$(58,596)	$161,633

[a] The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income.

52

Adjusted Earnings (Loss) Per Diluted Share 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Earnings (loss) per diluted share, GAAP basis $11.70 $12.15 $4.55 $(9.05) $6.00 $11.20 $12.08 $15.91 $13.89 $18.49 $(171.18) Goodwill and other intangible asset impairment — - — — - — - - — 17.45 — - — — - — — - — — - - - — - — - — 136.30 Debt extinguishment and refinancing costs - — - — - — — - — — - — — - - 1.45 — - — — - — — - — — - - 21.35 Lower of cost or market adjustment — - — — - — — - — - - — — - — — - — — - — — - — — - - 0.45 5.85 Convertible preferred stock beneficial — - — — - — - - — — - — — - — — - — — - — — - - - — - — - — 0.75 conversion feature Change in control charges - — - — - — — - — — - — — - - - — - — - — — - — — - — — - - 1.55 Restructuring charge - — - — - — 0.48 — - — — - - - — - — - — — - — — - — 0.15 1.25 Asset impairment — - — - - — — - — — - — — - — — - — — - - - — - — - — — - — 0.90 Interest rate swap — - - - — - — - — — - — — - — — - — — - - — - — — - — — - — 0.30 Environmental and other contingency — - — — - — — - - - — - — - — — - — — - — — - — — - - — - — 0.10 adjustments Executive retirement costs — - - - — - — - — — - — — - — — - — — - - — - — — - — 0.45 — - - Group medical benefit — - - — - — — - — — - — — - — — - - (0.30) — - — — - — — - — — - - Adoption of FAS 123 (R) — - - — - — — - — — - — — - — — - — - - — 0.50 — - — — - — — - -“Adjusted” diluted earnings (loss) per share a, b $11.70 $12.15 $5.03 $8.40 $6.00 $12.65 $11.78 $16.41 $13.89 $19.54 $(2.83) [a] The Company discloses a tabular comparison of “Adjusted” earnings (loss) per diluted share and net income (loss), which are non- GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. “Adjusted” diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement income. [b] On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1- for- 5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented.

Adjusted Net Income (Loss) Applicable to Common Shares 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Net income (loss) applicable to common shares, $44,577 $44,407 $16,535 $(33,773) $22,800 $44,890 $51,337 $68,946 $58,568 $73,278 $(762,509) GAAP basis Goodwill and other intangible asset impairment — - — — - — — - - 65,087 — - — — - — — - — — - — — - - — - — 599,966 Debt extinguishment and refinancing costs - — - — - — — - — — - — — - - 5,766 — - — — - — — - — — - - 95,559 Lower of cost or market adjustment — - — — - — — - — - - — — - — — - — — - — — - — — - - 1,687 25,773 Convertible preferred stock beneficial — - - - — - — - — — - — — - — — - — — - - — - — — - — — - — 10,526 conversion feature Change in control charges — - — — - — — - - — - — — - — — - — — - — — - — - - — — - — 6,880 Restructuring charge — - — — - — 1,745 — - - — - — — - — — - — — - — — - - 652 5,576 Asset impairment - — - — - — — - — — - — — - - - — - — - — — - — — - — 97 3,875 Interest rate swap — - - - — - — - — — - — — - — — - — — - - — - — — - — — - — 1,893 Environmental and other contingency adjustments — - — - - — — - — — - — — - — — - — — - - - — - — - — — - — 687 Executive retirement costs - — - — - — — - — — - — — - - - — - — - — — - — — - — 1,748 — - -Group Medical Benefit — - - — - — — - — — - — — - — — - - (1,250) — - — — - — — - — — - -Adoption of FAS 123 (R) - - — — - — — - — — - — — - — — - - - — - 2,116 1,748 — - — — - - “Adjusted” net income (loss) applicable [a] $44,577 $44,407 $18,280 $31,314 $22,800 $50,656 $50,087 $71,062 $60,316 $77,462 $(11,774) to common shares [a] The Company discloses a tabular comparison of “Adjusted” earnings (loss) per diluted share and net income (loss), which are non- GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. “Adjusted” diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement income.

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q1 2007		Q1 2008[b]		Q1 2009[b]		Q1 2010[b]	
Metal Coil Coating								
Total Sales	59,219	14%	62,275	14%	41,501	13%	39,031	17%
Inter-segment	(42,788)		(42,893)		(30,077)		(26,223)	
Third Party Sales	16,431	5%	19,382	5%	11,424	4%	12,808	7%
Operating Profit (Loss)	4,643	28%	2,695	14%	(63,760)	(558%)	3,119	24%
Metal Components								
Total Sales	146,093	33%	145,167	34%	121,480	39%	86,806	38%
Inter-segment	(22,838)		(21,804)		(20,438)		(16,668)	
Third Party Sales	123,255	34%	123,363	34%	101,042	39%	70,138	38%
Operating Profit (Loss)	8,839	7%	9,522	8%	(128,607)	(127%)	1,791	3%
Engineered Building Systems								
Total Sales	229,169	53%	226,226	52%	151,848	48%	101,938	45%
Inter-segment	(9,354)		(7,655)		(4,511)		(2,677)	
Third Party Sales	219,815	61%	218,571	61%	147,337	57%	99,261	55%
Operating Profit (Loss)	23,948	11%	20,014	9%	(352,214)	(238%)	(5,818)	(6%)
Consolidated								
Total Sales	434,481	100%	433,668	100%	314,829	100%	227,775	100%
Inter-segment	(74,980)		(72,352)		(55,026)		(45,568)	
Third Party Sales	359,501	100%	361,316	100%	259,803	100%	182,207	100%
Operating Profit (Loss)	24,233	7%	18,524	5%	(557,833)[a]	(214%)	(12,733)	(7%)

[a] Includes special charges: $517.6 million related to goodwill and intangible asset impairments; $29.4 million related to inventory lower of cost or market write downs; and $3.1 million related to plant closings and restructuring.

[b] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

55

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q2 2007		Q2 2008[b]		Q2 2009[b]		Q2 2010[b]		YTD Q2 2007		YTD Q2 2008[b]		YTD Q2 2009[b]		YTD Q2 2010[b]	
Metal Coil Coating																
Total Sales	63,844	14%	80,171	16%	39,526	15%	44,759	18%	123,063	14%	142,446	15%	81,027	14%	83,790	17%
Inter-segment	(43,019)		(52,883)		(27,313)		(27,663)		(85,807)		(95,776)		(57,390)		(53,886)	
Third Party Sales	20,825	6%	27,288	7%	12,213	5%	17,096	8%	37,256	5%	46,670	6%	26,637	5%	29,904	8%
Operating Profit(Loss)	5,761	28%	6,705	25%	(42,982)	n/a	4,092	24%	10,404	28%	9,400	20%	(106,742)	n/a	7,211	24%
Metal Components																
Total Sales	149,684	34%	165,384	33%	101,554	37%	95,069	37%	295,777	34%	310,551	33%	223,034	38%	181,875	38%
Inter-segment	(23,376)		(26,031)		(14,874)		(20,693)		(46,214)		(47,835)		(35,312)		(37,361)	
Third Party Sales	126,308	34%	139,353	33%	86,680	39%	74,376	37%	249,563	34%	262,716	34%	187,722	39%	144,514	37%
Operating Profit(Loss)	7,548	6%	15,171	11%	(28,117)	n/a	5,613	8%	16,387	7%	24,693	9%	(156,724)	n/a	7,404	5%
Engineered Building Systems																
Total Sales	229,861	52%	259,281	51%	128,795	48%	113,403	45%	459,030	52%	485,507	52%	280,643	48%	215,341	45%
Inter-segment	(9,082)		(10,151)		(3,407)		(3,302)		(18,436)		(17,806)		(7,918)		(5,979)	
Third Party Sales	220,779	60%	249,130	60%	125,388	56%	110,101	55%	440,594	61%	467,701	60%	272,725	56%	209,362	55%
Operating Profit(Loss)	17,315	8%	24,744	10%	(46,350)	n/a	(5,649)	n/a	41,263	9%	44,758	10%	(398,564)	n/a	(11,467)	n/a
Consolidated																
Total Sales	443,389	100%	504,836	100%	269,875	100%	253,231	100%	877,870	100%	938,504	100%	584,704	100%	481,006	100%
Inter-segment	(75,477)		(89,065)		(45,594)		(51,658)		(150,457)		(161,417)		(100,620)		(97,226)	
Third Party Sales	367,912	100%	415,771	100%	224,281	100%	201,573	100%	727,413	100%	777,087	100%	484,084	100%	383,780	100%
Operating Profit(Loss)	17,475	5%	29,549	7%	(132,163)[a]	n/a	(9,156)	n/a	41,708	6%	48,073	6%	(689,996)[a]	n/a	(21,889)	n/a

[a] Includes special charges: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD); and $9.1 million related to plant closings and restructuring ($12.2 million YTD).

[b] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

56

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q3 2007		Q3 2008[c]		Q3 2009[c]		Q3 2010		YTD Q3 2007		YTD Q3 2008[c]		YTD Q3 2009[c]		YTD Q3 2010	
Metal Coil Coating																
Total Sales	72,275	14%	90,732	15%	44,256	15%	51,200	17%	195,338	14%	233,178	15%	125,283	14%	134,990	17%
Inter-segment	(49,013)		(62,842)		(28,196)		(33,315)		134,820		(158,618)		(85,586)		(87,201)	
Third Party Sales	23,262	5%	27,890	6%	16,060	7%	17,885	7%	60,518	5%	74,560	6%	39,697	6%	47,789	8%
Operating Profit(Loss)	8,165	35%	11,360	41%	1,016	6%	5,201	29%	18,569	31%	20,760	28%	(105,726)	n/a	(12,412)	n/a
Metal Components																
Total Sales	178,312	34%	202,826	35%	113,216	40%	115,507	37%	474,089	34%	513,377	34%	336,250	39%	297,382	38%
Inter-segment	(26,849)		(34,367)		(17,134)		(26,090)		73,063		(82,202)		(52,446)		(63,451)	
Third Party Sales	151,463	35%	168,459	35%	96,082	40%	89,417	37%	401,026	35%	431,175	34%	283,804	39%	233,931	37%
Operating Profit(Loss)	14,153	9%	32,174	19%	13,128	14%	10,567	12%	30,540	8%	56,867	13%	(143,596)	n/a	(17,971)	n/a
Engineered Building Systems																
Total Sales	271,151	52%	292,127	50%	129,819	45%	141,446	46%	730,181	52%	777,634	51%	410,462	47%	356,787	45%
Inter-segment	(11,795)		(11,468)		(4,101)		(3,456)		30,231		(29,274)		(12,019)		(9,435)	
Third Party Sales	259,356	60%	280,659	59%	125,718	53%	137,990	56%	699,950	60%	748,360	60%	398,443	55%	347,352	55%
Operating Profit(Loss)	33,575	13%	27,059	10%	9,042	7%	(3,112)	2%	74,838	11%	71,817	10%	(389,522)	n/a	(14,579)	n/a
Consolidated																
Total Sales	521,738	100%	585,685	100%	287,291	100%	308,153	100%	1,399,608	100%	1,524,189	100%	871,995	100%	789,159	100%
Inter-segment	(87,657)		(108,677)		(49,431)		(62,861)		238,114		(270,094)		(150,051)		(160,087)	
Third Party Sales	434,081	100%	477,008	100%	237,860	100%	245,292	100%	1,161,494	100%	1,254,095	100%	721,944	100%	629,072	100%
Operating Profit(Loss)	42,247	10%	55,709	12%	10,277[a]	4%	1,076[b]	1%	83,955	7%	103,782	8%	(679,624)[a]	n/a	20,813[b]	n/a

[a]Includes special charges: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD); and $9.1 million related to plant closings and restructuring ($12.2 million YTD).

[b]Includes special charges: $ 0.5 million related to plant closings and restructuring ($2.7 million YTD).

[c]Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

57

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q4 2007		Q4 2008[b]		Q4 2009[b]		YTD Q4 2007		YTD Q4 2008[b]		YTD Q4 2009[b]	
Metal Coil Coating												
Total Sales	77,205	14%	72,479	12%	44,614	15%	272,543	14%	305,657	14%	169,897	15%
Inter-segment	(54,140)		(50,082)		(31,122)		(188,960)		(208,700)		(116,708)	
Third Party Sales	23,065	5%	22,397	4%	13,492	6%	83,583	5%	96,957	5%	53,189	5%
Operating Profit (Loss)	6,567	28%	8,621	38%	6,044	45%	25,136	30%	29,381	30%	(99,631)	n/a
Metal Components												
Total Sales	189,242	34%	201,878	33%	122,484	41%	663,331	34%	715,255	34%	458,734	39%
Inter-segment	(28,646)		(33,043)		(17,156)		(101,709)		(115,245)		(69,602)	
Third Party Sales	160,596	35%	168,835	33%	105,328	43%	561,622	35%	600,010	34%	389,132	40%
Operating Profit (Loss)	19,069	12%	25,227	15%	13,561	13%	49,609	9%	82,094	14%	(129,975)	n/a
Engineered Building Systems												
Total Sales	291,363	52%	331,485	55%	128,476	44%	1,021,544	52%	1,109,119	52%	538,938	46%
Inter-segment	(11,450)		(14,068)		(3,988)		(41,681)		(43,342)		(16,007)	
Third Party Sales	279,913	60%	317,417	63%	124,488	51%	979,863	60%	1,065,777	61%	522,931	55%
Operating Profit (Loss)	38,427	14%	33,058	11%	338	0%	113,265	12%	104,875	10%	(389,184)	n/a
Consolidated												
Total Sales	557,810	100%	605,842	100%	295,574	100%	1,957,418	100%	2,130,031	100%	1,167,569	100%
Inter-segment	(94,236)		(97,193)		(52,266)		(332,350)		(367,287)		(202,317)	
Third Party Sales	463,574	100%	508,649	100%	243,308	100%	1,625,068	100%	1,762,744	100%	965,252	100%
Operating Profit (Loss)	47,779	10%	51,096	10%	(3,651)	n/a	131,734	8%	154,878	9%	(683,420)[a]	n/a

[a] Includes special charges: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); $11.2 million change of control charges ($11.2 million YTD); $1.9 million related to plant closings and restructuring ($15.3 million YTD); and $1.1 million environmental and other contingency adjustments ($1.1 million YTD.)

[b] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

58

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